Exhibit 10.2

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (the “Agreement”), dated as of ______ __, 2021 is entered into by and between Axelerex Corp., a Nevada corporation, (the “Company”) and the purchaser identified on the signature page of the Agreement (each a “Purchaser”, and collectively, the “Purchasers”).

WITNESSETH:

WHEREAS, the Company and the Purchaser are executing and delivering this Agreement in accordance with and in reliance upon the exemption from securities registration afforded, inter alia, by Rule 506 under Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “1933 Act”), and/or Section 4(2) of the 1933 Act; and

WHEREAS, subject to the terms and conditions set forth in this Agreement, the Company desires to issue and sell to the Purchaser, and the Purchaser, severally and not jointly, desires to purchase from the Company, shares (the “Shares”) of the Company’s Common Stock, par value $0.001 per share (the “Common Stock”) at the Purchase price of $0.25 per share.

NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. DEFINITIONS; AGREEMENT TO PURCHASE.

a. Certain Definitions. As used herein, each of the following terms has the meaning set forth below, unless the context otherwise requires:

(i) “Closing Date” means the date on which one the Closing is held.

(ii) “Common Stock” shall have the meaning ascribed to such term in the Recitals.

(iii) “Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

(iv) “Dollars” or “$” means United States Dollars.

(v) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(vi) “Exempt Issuance” means (i) the issuance of Common Stock pursuant to the Company’s existing stock option plan, stock purchase plan or bonus plan; (ii) the issuance of Common Stock pursuant to outstanding warrants and the vesting of restricted stock awards; and (iii) the issuance of shares of Common Stock or Common Stock Equivalents in connection with any merger or acquisition of securities, businesses, property or other assets or strategic investment (including any joint venture, strategic alliance, partnership, equipment leasing arrangement or debt financing).

(vii) “Material Adverse Effect” means a material adverse effect on the business, operations or condition (financial or otherwise), prospects or results of operation of the Company and its Subsidiaries taken as a whole, in the sole and absolute discretion of the Purchaser, irrespective of any finding of fault, magnitude of liability (or lack of financial liability) or purported lack of materiality (it being understood that the mere finding of any such violation is in itself material and adverse). Without limiting the generality of the foregoing, the occurrence of any of the following, in the sole and absolute discretion of the Purchaser, shall be considered a Material Adverse Effect: (i) any final money, judgment, writ or warrant of attachment, or similar process (including an arbitral determination) in excess of Fifty Thousand Dollars ($50,000) shall be entered or filed against the Company or any of its Subsidiaries (including, in any event, products liability claims against the Company or its Subsidiaries), (ii) the suspension or withdrawal of any governmental authority or permit pertaining to a material amount of the Company’s or any Subsidiary’s products or services, or (iii) an action by a regulatory agency or governmental body affecting the Common Stock (including, without limitation, (1) the commencement of any regulatory investigation of which the Company is aware, the suspension of trading of the Common Stock by the Financial Industry Regulation Authority (“FINRA”), the SEC, Nasdaq, the failure of the Common Stock to be DTC eligible or the placing of the Common Stock on the DTC “chill list” or (2) the engaging in any market manipulation or other unlawful or improper trading or other activity by any Affiliate).

(viii) “Person” means any living person or any entity, such as, but not necessarily limited to, a corporation, partnership or trust.

(ix) “Purchase Price” means the price that the Purchaser pays for the Securities at the Closing.

(x) “Shares” means the shares of Common Stock issuable upon conversion of the Series F Shares and the shares of Common Stock issuable upon exercise of the Warrants.

(xi) “Closing Date” shall have the meaning ascribed to such term in Section 5(a).

(xii) “Subsidiary” shall have the meaning ascribed to such term in Section 3(b).

(xiii) “Transaction Documents” means, collectively, this Agreement, the Series F Shares, the Warrants, and the other agreements, documents and instruments contemplated hereby or thereby.

(xiv) “Transfer Agent” shall have the meaning ascribed to such term in Section 4(a).

b. Purchase and Sale of Securities.

(i) Subject to the terms and conditions of this Agreement, and as set forth in Section 5 hereof, the Purchasers, severally and not jointly, agree to purchase at the Closing and the Company agrees to issue and sell to the Purchasers the number of Shares set forth opposite the Purchaser’s name on the signature page hereto in exchange for the Purchase Price set forth thereon.

2. PURCHASER’S REPRESENTATIONS, WARRANTIES, ETC.

The Purchaser represents and warrants to, and covenants and agrees with, the Company as follows:

a. Investment Purpose. Without limiting the Purchaser’s right to sell the Securities, the Purchaser is purchasing the Securities, and will be acquiring the Securities, for its own account for investment only and not with a view towards the public sale or distribution thereof and not with a view to or for sale in connection with any distribution thereof.

b. Accredited Investor Status. Purchaser is (i) an “accredited investor” as that term is defined in Rule 501 of the General Rules and Regulations under the 1933 Act by reason of Rule 501(a)(3), (ii) experienced in making investments of the kind described in this Agreement and the related documents, (iii) able, by reason of the business and financial experience of its officers (if an entity) and professional advisors (who are not affiliated with or compensated in any way by the Company or any of its affiliates or selling agents), to protect its own interests in connection with the transactions described in this Agreement, and the related documents, and (iv) able to afford the entire loss of its investment in the Securities.

c. Subsequent Offers and Sales. All subsequent offers and sales of the Securities or Shares by the Purchaser shall be made pursuant to registration of the Securities or Shares under the 1933 Act or pursuant to an exemption from registration and compliance with applicable states’ securities laws.

d. Reliance on Exemptions. Purchaser understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Securities.

e. Information. Purchaser and its advisors have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities that have been requested by the Purchaser. Purchaser and its advisors have been afforded the opportunity to ask questions of the Company and have received complete and satisfactory answers to any such inquiries..

f. Investment Risk. Purchaser understands that its investment in the Securities involves a high degree of risk, including the risk of loss of the Purchaser’s entire investment, and including, but not limited to the following: (a) the Company remains an early stage business with limited operating history and requires substantial funds in addition to the proceeds of the Offering; (b) an investment in the Company is highly speculative, and only investors who can afford the loss of their entire investment should consider investing in the Company and the Units; (c) the Purchaser may not be able to liquidate its investment; (d) transferability of the Securities is extremely limited; (e) in the event of a disposition, the Purchaser could sustain the loss of its entire investment; (f) the Company has not paid any dividends on its Common Stock since its inception and does not anticipate paying any dividends in the foreseeable future; and (g) the Company may issue additional securities in the future which have rights and preferences that are senior to those of the Securities.

g. Governmental Review. Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities.

h. Organization; Authorization. If an entity, Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization. This Agreement and the other Transaction Documents have been duly and validly authorized, executed and delivered on behalf of the Purchaser and create a valid and binding agreement of the Purchaser enforceable in accordance with its terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors’ rights generally.

i. Residency. The state in which any offer to purchase shares hereunder was made to or accepted by Purchaser is the state shown as the Purchaser’s address contained herein.

j. Risk Factors. The Company is in the early stage of its development and is therefore subject to risks and uncertainties. The occurrence of any one or more of these risks and uncertainties could have a material adverse effect on the value of any investment in the Company and the business, prospects, financial position, financial condition or operating results of the Company. Investors should carefully consider these risk factors, together with all the other information about the Company available in its filings with the securities and Exchange Commission, which are hereby incorporated by reference.

3. COMPANY REPRESENTATIONS AND WARRANTIES, ETC.

The Company represents and warrants to the Purchaser that:

a. Concerning the Securities. There are no preemptive rights of any stockholder of the Company to acquire the Securities which have not been waived.

b. Organization; Subsidiaries; Reporting Company Status. The Company is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware, and has the requisite corporate or other power to own its properties and to carry on its business as now being conducted. The Company is duly qualified as a foreign corporation or other entity to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have a Material Adverse Effect. The Company has received no notice, either oral or written, from Nasdaq, the SEC, or any other organization, with respect to the continued eligibility of the Common Stock for such listing, and the Company has maintained all requirements for the continuation of such listing.

c. Authorized Shares. The Company has sufficient authorized and unissued shares of Common Stock as may be necessary to effect the issuance of the Securities, assuming the prior issuance and exercise, exchange or conversion, as the case may be, of all derivative securities authorized. The Securities have been duly authorized and, when issued upon conversion or redemption of the Series F Shares or upon exercise of the Warrants, the Shares will be duly and validly issued, fully paid and non-assessable and will not subject the holder thereof to personal liability by reason of being such holder. At all times, the Company shall keep available and reserved for issuance to the holders of the Securities, shares of Common Stock duly authorized for issuance against the Securities.

d. Authorization. This Agreement, the issuance of the Securities (including without limitation the incurrence of only indebtedness thereunder), the issuance of the Shares, and the other transactions contemplated by the Transaction Documents, have been duly and validly authorized by the Company, and this Agreement has been duly executed and delivered by the Company. Each of the Transaction Documents, when executed and delivered by the Company, are and will be, valid, legal and binding agreements of the Company, enforceable in accordance with their respective terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium, and other similar laws affecting the enforcement of creditors’ rights generally.

e. Non-contravention. The execution and delivery of the Transaction Documents, the issuance of the Securities and the consummation by the Company of the other transactions contemplated by this Agreement and the issuance of Securities (including without limitation the incurrence of indebtedness thereunder) do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under (i) the articles of incorporation or by-laws of the Company, each as currently in effect, (ii) any indenture, mortgage, deed of trust, or other material agreement or instrument to which the Company is a party or by which it or any of its properties or assets are bound, including any listing agreement for the Common Stock, except as herein set forth or an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company or the triggering of any preemptive or anti-dilution rights or rights of first refusal or first offer on the part of holders of the Company’s securities, (iii) to its knowledge, any existing applicable law, rule, or regulation or any applicable decree, judgment, or order of any court, United States federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over the Company or any of its properties or assets, or (iv) the Company’s listing agreement for its Common Stock (if applicable), except such conflict, breach or default which would not have a Material Adverse Effect.

f. Approvals. No authorization, approval or consent of any court, governmental body, regulatory agency, self-regulatory organization, or stock exchange or market or the stockholders of the Company is required to be obtained by the Company for the entering into and performing this Agreement and the other Transaction Documents (including without limitation the issuance and sale of the Securities to the Purchaser as contemplated by this Agreement) except such authorizations, approvals and consents that have been obtained, or such authorizations, approvals and consents, the failure of which to obtain would not have a Material Adverse Effect.

4. CERTAIN COVENANTS AND ACKNOWLEDGMENTS.

a. Transfer Restrictions. The parties acknowledge and agree that (1) the Securities have not been registered under the provisions of the 1933 Act and the Shares have not been registered under the 1933 Act, and may not be transferred unless (A) subsequently registered thereunder or (B) sold or transferred pursuant to an exemption from such registration; (2) any sale of the Securities made in reliance on Rule 144 promulgated under the 1933 Act (“Rule 144”) may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of such Securities or Shares under circumstances in which the seller, or the Person through whom the sale is made, may be deemed to be an underwriter, as that term is used in the 1933 Act, may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder, (3) at the request of the Purchaser, the Company shall, from time to time, either (i) deliver to its transfer agent and registrar for the Common Stock (the “Transfer Agent”) a written letter instructing and authorizing the Transfer Agent to process transfers of the Shares at such time as the Purchaser has held the Securities for the minimum holding period permitted under Rule 144, subject to the Purchaser’s providing to the Transfer Agent certain customary representations contemporaneously with any requested transfer, or (ii) at the Purchaser’s option or if the Transfer Agent requires further confirmation of the availability of an exemption from registration, furnish to the Purchaser an opinion of the Company’s counsel in favor of the Purchaser (and, at the request of the Purchaser, any agent of the Purchaser, including but not limited to the Purchaser’s broker or clearing firm) and the Transfer Agent, reasonably satisfactory in form, scope and substance to the Purchaser and the Transfer Agent, to the effect that a contemporaneously requested transfer of shares does not require registration under the 1933 Act, pursuant to the 1933 Act, Rule 144 or other regulations promulgated under the 1933 Act and (4) neither the Company nor any other Person is under any obligation to register the Securities (other than pursuant to this Agreement) under the 1933 Act or to comply with the terms and conditions of any exemption thereunder.

b. Restrictive Legend. The Purchaser acknowledges and agrees that the Series F Shares, Warrants, and, until such time as the Shares have been registered under the 1933 Act as contemplated hereby and sold in accordance with an effective Registration Statement, certificates and other instruments representing any of the Securities or Shares shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of any such Securities or Shares):

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE [NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE] NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

5. CLOSING.

a. Closing. Promptly upon the execution and delivery of this Agreement, and all conditions in Sections 6 and 7 herein are met (the “Initial Closing”), (A) the Company shall deliver to the Purchaser the following: (i) the Shares; and (ii) duly executed counterparts of this Agreement; and (B) the Purchaser shall deliver to the Company the following: (i) the purchase price set forth on the signature page hereof (the “Purchase Price”) and (ii) duly executed counterparts of this Agreement.

b. Additional Closings. The Company may issue additional Shares pursuant to this Agreement to such purchasers as it shall select (each such issuance, a “Subsequent Closing” and together with the Initial Closing, the “Closing” and the date of such Subsequent Closing, the “Subsequent Closing Date” and together with the Initial Closing Date, the “Closing Date”).

6. CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL.

The Company’s obligation to sell the Shares to the Purchaser pursuant to this Agreement on each Closing Date is conditioned upon:

a. Purchase Price. Delivery to the Company of good funds as payment in full of the Purchase Price for the Shares at the Closing in accordance with this Agreement;

b. Representations and Warranties; Covenants. The accuracy on the Closing Date of the representations and warranties of the Purchaser contained in this Agreement, each as if made on such date, and the performance by the Purchaser on or before such date of all covenants and agreements of the Purchaser required to be performed on or before such date; and

c. Laws and Regulations; Consents and Approvals. There shall not be in effect any law, rule or regulation prohibiting or restricting the transactions contemplated hereby, or requiring any consent or approval which shall not have been obtained.

7. CONDITIONS TO THE PURCHASER’S OBLIGATION TO PURCHASE.

The Purchaser’s obligation to purchase the Shares at each Closing is conditioned upon:

a. Transaction Documents. The execution and delivery of this Agreement by the Company;

b. Securities. Delivery by the Company to the Purchaser of the Shares to be purchased in accordance with this Agreement;

c. Section 4(2) Exemption. The Shares sold pursuant to this Agreement shall be exempt from registration under the Securities Act of 1933 (as amended), pursuant to Section 4(2) thereof;

d. Representations and Warranties; Covenants. The accuracy in all material respects on the Closing Date of the representations and warranties of the Company contained in this Agreement, each as if made on such date, and the performance by the Company on or before such date of all covenants and agreements of the Company required to be performed on or before such date;

8. GOVERNING LAW; MISCELLANEOUS.

a. Governing Law. This Agreement shall be delivered and accepted in and shall be deemed to be contracts made under and governed by the internal laws of the State of Nevada, and for all purposes shall be construed in accordance with the laws of the State of Nevada, without giving effect to the choice of law provisions.

b. Waivers. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

c. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

d. Construction. All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

e. Facsimiles; E-mails. A facsimile or email transmission of this signed Agreement or a Notice of Conversion under the Series F Shares or Notice of Exercise under the Warrants shall be legal and binding on all parties hereto. Such electronic signatures shall be the equivalent of original signatures.

f. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall be deemed an original.

g. Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

h. Enforceability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

i. Amendment. This Agreement may be amended only by the written consent of a majority in interest of the holders of the Debentures and an instrument in writing signed by the Company.

j. Entire Agreement. This Agreement, together with the other Transaction Documents, supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

k. No Strict Construction. This Agreement shall be construed as if both Parties had equal say in its drafting, and thus shall not be construed against the drafter.

l. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

[Signature Page Follows]

IN WITNESS WHEREOF, THE UNDERSIGNED HAS EXECUTED THIS SECURITIES PURCHASE AGREEMENT ON THE DATE SET FORTH BELOW.

The undersigned is subscribing for ___________ Shares at the purchase price of $0.25 per Share for an aggregate investment of ______.

Date:

Print Name of Investor:
Signature of Investor:
(and title if signing on behalf of an entity)

Print Name of Joint Investor:

Signature of Joint Investor:

Address of Investor:

Social Security Number (if individual):

Tax Identification Number (if entity):

State of Organization (if entity):

AGREED TO AND ACCEPTED:

As of ________ __, 2021

AXELEREX CORP.
By:
Name:
Title: